Exhibit 32.2
Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Kevin Ryan, Chief Financial Officer and President of Better Home & Finance Holding Company (the “Company”), hereby certify, that, to my knowledge:

1.	The Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 8, 2024                    /s/ Kevin Ryan

Kevin Ryan
Chief Financial Officer and President
(Principal Financial Officer)